Exhibit 99.1

News Release

Regency Energy Partners LP Announces Public Offering of $500 Million of Senior Notes

DALLAS—(BUSINESS WIRE)—July 22, 2014—Regency Energy Partners LP (NYSE: RGP) (“Regency”) today announced a public offering of $500 million in aggregate principal amount of its senior notes due 2022 (the “notes”). Regency Energy Finance Corp. (“Finance Corp.”), a wholly owned direct subsidiary of Regency, will serve as the co-issuer of the notes. Regency intends to use the net proceeds from the offering to repay outstanding borrowings under its revolving credit facility and for general partnership purposes.

Barclays, BBVA, Comerica Securities, Deutsche Bank Securities, Morgan Stanley, ABN AMRO, BNP PARIBAS, Fifth Third Securities, Goldman, Sachs & Co. and MUFG are acting as joint book-running managers for the offering. Capital One Securities is acting as co-manager for the offering, and Amegy Bank is acting as a financial advisor to Regency for the offering. A copy of the preliminary prospectus supplement and prospectus relating to the offering may be obtained from the offices of:

Barclays Capital Inc. c/o Broadridge Financial Solutions 1155 Long Island Avenue Edgewood, New York 11717 Phone: (888) 603-5847 Email: Barclaysprospectus@broadridge.com	BBVA Securities Inc. US Debt Capital Markets 1345 Avenue of the Americas, 44th Floor New York, New York 10105

Comerica Securities, Inc. Attn: Fixed Income Syndicate 201 West Fort Street, 3rd Floor Detroit, Michigan 48226 Phone: (313) 222-0110	Deutsche Bank Securities Inc. Attn: Prospectus Group 60 Wall Street New York, New York 10005 Phone: (800) 503-4611 Email: prospectus.CPDG@db.com

Morgan Stanley & Co. LLC Attn: Prospectus Department 180 Varick Street, 2nd Floor New York, New York 10014	ABN AMRO Securities (USA) 100 Park Avenue, 17th Floor New York, New York 10017 Phone: (917) 284-6739 Email: AABUS_CapitalMarkets@abnamro.com

BNP Paribas Securities Corp. Attn: Syndicate Desk 787 Seventh Avenue	Fifth Third Securities, Inc. 38 Fountain Square Plaza MD GRVR0M

New York, New York 10019 Phone: (800) 854-5674 Fax: 917-472-4745	Cincinnati, Ohio 45263 Phone: (800) 950-4623

Goldman, Sachs & Co. Attn: Prospectus Department 200 West Street, 6th Floor New York, New York 10282 Phone: (866) 471-2526 Email: prospectus-ny@ny.email.gs.com	MUFG Attn: Capital Markets Group 1633 Broadway, 29th Floor New York, New York 10019 Phone: (212) 405-7440

Capital One Securities Attn: Debt Capital Markets 201 St Charles Ave, Suite 1830 New Orleans, Louisiana 70170 Phone: (800) 666-9174

You may also obtain these documents for free when they are available by visiting EDGAR on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The offering may be made only by means of a prospectus and related prospectus supplement meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The offering is made pursuant to an effective shelf registration statement and prospectus filed by Regency and Finance Corp. with the SEC.

This release includes “forward-looking” statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as “anticipate,” “believe,” “intend,” “project,” “will,” “plan,” “expect,” “continue,” “estimate,” “goal,” “forecast,” “may” or similar expressions help identify forward-looking statements. Although we believe our forward-looking statements are based on reasonable assumptions and current expectations and projections about future events, we cannot give any assurance that such expectations will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions, including the following risks: Regency’s ability to consummate the proposed senior notes offering, unexpected difficulties in integrating Regency’s operations as a result of any significant acquisitions, including Regency’s acquisition of Eagle Rock Energy Partners, L.P.’s midstream business, volatility in the price of oil, natural gas, condensate, natural gas liquids and coal, declines in the credit markets and the availability of credit for Regency as well as for producers connected to Regency’s system and its customers, the level of creditworthiness of, and performance by, Regency’s counterparties and customers, Regency’s ability to access capital to fund organic growth projects and acquisitions, Regency’s ability to obtain debt and equity financing on satisfactory terms, Regency’s use of derivative financial instruments to hedge commodity and interest rate risks, the amount of collateral required to be posted from time-to-time in Regency’s transactions, changes in commodity prices, interest rates, and demand for Regency’s services, changes in laws and regulations impacting the midstream sector of the natural gas industry, the oil industry or the coal mining industry, including those that relate to safety, climate change and environmental protection, including with respect to emissions levels applicable to coal-burning power generators and permissible levels of mining runoff, or promoting the use and development of renewable energy or limiting the use or development of fossil fuels, regulation of transportation rates on natural gas, natural gas liquids and oil pipelines, industry changes including the impact of consolidation and changes in competition, Regency’s ability to obtain indemnification for cleanup liabilities and to clean up any hazardous materials release on satisfactory terms, Regency’s ability to obtain required approvals for construction or modernization of Regency’s facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards, the extent to which the amount and quality of actual production of Regency’s coal differs from estimated recoverable coal reserves, the experience and financial condition of Regency’s coal lessees, operating risks, including unanticipated geological problems, incidental to Regency’s gathering and processing segment and natural resources segment, the ability of Regency’s lessees to produce sufficient quantities of coal on an economic basis from reserves and obtain favorable contracts for such production, delays in anticipated start-up dates of new development in Regency’s gathering and processing segment and Regency’s lessees’ mining operations and related coal infrastructure projects and uncertainties relating to the effects of regulatory guidance on permitting under the Clean Water Act and the outcome of current and future litigation regarding mine permitting. Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking statements.

These and other risks and uncertainties are discussed in more detail in filings made by Regency with the SEC, which are available to the public. Regency undertakes no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Regency Energy Partners LP (NYSE:RGP) is a growth-oriented, master limited partnership engaged in the gathering and processing, compression, treating and transportation of natural gas; the transportation, fractionation and storage of natural gas liquids; the gathering, transportation and terminaling of oil (crude and/or condensate) received from producers; and the management of coal and natural resource properties in the United States. Regency’s general partner is owned by Energy Transfer Equity, L.P. (NYSE:ETE).

Source: Regency Energy Partners LP

Investor Relations:

Regency Energy Partners LP

Lyndsay Hannah, 214-840-5477

Manager, Finance & Investor Relations

ir@regencygas.com

or

Media Relations:

Granado Communications Group

Vicki Granado, 214-599-8785

vicki@granadopr.com